UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12
TORTOISE GAS AND OIL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

TORTOISE GAS AND OIL CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
March 28, 2008
Dear Fellow Stockholder:
You are cordially invited to attend the combined annual meeting of stockholders of Tortoise Gas and Oil Corporation (the “Company”) on Monday, April 28, 2008 at 10:00 a.m., Central Time, at 10801 Mastin Boulevard, Suite 730, Overland Park, KS 66210.
The matters scheduled for consideration at the meeting for each Company are the election of one director of the Company and the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2008, as more fully discussed in the enclosed proxy statement.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, the actual proxy for you to sign and return, and the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2007. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.
Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.
Sincerely,

David J. Schulte
CEO and President

TORTOISE GAS AND OIL CORPORATION
ANSWERS TO SOME IMPORTANT QUESTIONS
Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A. This proxy contains two proposals for the Company: (i) the election of one director to serve until the 2011 Annual Stockholder Meeting; and (ii) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm. Stockholders of the Company may also transact such other business as may properly come before the meeting.
Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.
Q. HOW CAN I VOTE?
A. You can vote by completing, signing and dating your proxy, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.
This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-866-362-9331.

TORTOISE GAS AND OIL CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Tortoise Gas and Oil Corporation:
NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Gas and Oil Corporation, a Maryland corporation (the “Company”), will be held on Monday, April 28, 2008 at 10:00 a.m. Central Time at 10801 Mastin Boulevard, Suite 730, Overland Park, KS 66210 for the following purposes:
1.    To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified; and
2.    To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2008.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Stockholders may also transact any other business that properly comes before the meeting.
Stockholders of record as of the close of business on March 12, 2008 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).
By Order of the Board of Directors of the Company,

Connie J. Savage
Secretary
March 28, 2008
Overland Park, Kansas
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting.

TORTOISE GAS AND OIL CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
ANNUAL MEETING OF STOCKHOLDERS
April 28, 2008
This proxy statement is being sent to you by the Board of Directors of Tortoise Gas and Oil Corporation (the “Company”). The Board of Directors of the Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on April 28, 2008. The Board of Directors of the Company has fixed the close of business on March 12, 2008 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement. This proxy statement and the enclosed proxy and Annual Report for the fiscal year ended November 30, 2007 are first being mailed to stockholders on or about March 28, 2008.
The Company’s financial reports can be accessed through its link on its investment adviser’s website (www.tortoiseadvisors.com). These reports and other filings can also be accessed on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

PROPOSAL ONE
ELECTION OF ONE DIRECTOR
The Board of Directors of the Company unanimously nominated Conrad S. Ciccotello, following a recommendation by the Nominating and Governance Committee of the Company, for election as director at the annual meeting of stockholders of the Company. Mr. Ciccotello is currently a director of the Company, has consented to be named in this proxy statement and has agreed to serve if elected. The Company has no reason to believe that Mr. Ciccotello will be unavailable to serve.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Ciccotello as director of the Company. Currently, the Company has five directors. In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The terms of Terry C. Matlack and Charles E. Heath expire at the 2009 annual meeting of stockholders of the Company and the terms of Mr. Birzer and Mr. Graham expire on the date of the 2010 annual meeting of stockholders of the Company.
On this proposal, holders of the Company’s common shares will vote on the election of Mr. Ciccotello as director of the Company. Stockholders do not have cumulative voting rights.
If elected, Mr. Ciccotello will hold office until the 2011 annual meeting of stockholders of the Company and until his successor is duly elected and qualified. If Mr. Ciccotello is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.
The following table sets forth each Board member’s name, age and address; position(s) with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the “Fund Complex” that each Board member oversees; and other public company directorships held by each Board member. The Investment Company Act of 1940, as amended (the “1940 Act”), requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As a result, as of March 28, 2008, the Fund Complex included the Company, Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”) and Tortoise Total Return Fund, LLC (“TTRF”).

NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:
Name, Age and Address	Position(s) Held with the Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello,* 47 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director since May 2007.
Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs. Formerly Editor, Financial Services Review (2001-2007) (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997-1999).
			Six	None
__________
*      Mr. Ciccotello has also served as a Director of each of TYG, TYY, TYN, TTO and TTRF since its inception (TYG inception in 2003; TYY, TYN and TTO inception in 2005; TTRF inception in 2007).

REMAINING DIRECTORS WHO ARE INDEPENDENT:
Name, Age and Address	Position(s) Held with the Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
John R. Graham,* 62 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director since May 2007.
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			Six	Kansas State Bank

Charles E. Heath,* 65 10801 Mastin Blvd. Suite 222 Overland Park, KS	Director since May 2007.	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	Six	None
__________
*      Mr. Graham and Mr. Heath have also served as Directors of each of TYG, TYY, TYN, TTO and TTRF since its inception.

REMAINING DIRECTORS WHO ARE INTERESTED PERSONS:
Name, Age and Address	Position(s) Held with the Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer*,48 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chairman of the Board since May 2007.
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); and Vice President, F. Martin Koenig & Co. (1983-1986).
			Six	None

Terry C. Matlack*, 52 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director; Chief Financial Officer and Assistant Treasurer since May 2007.
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001 - 2002). Formerly, President, GreenStreet Capital (1995 - 2001); CFA designation since 1985.
			Six	None
__________
*      Mr. Birzer and Mr. Matlack, as principals of the Adviser, are each an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.
Information About Executive Officers
Mr. Birzer is the Chairman of the Board of the Company, and Mr. Matlack is the Chief Financial Officer and Assistant Treasurer of the Company. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer; and other directorships held by each officer. Each officer serves until his successor is chosen and qualified or until his resignation or removal. As principals of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Additionally, each of the following officers serves as an officer of TYG, TYY, TYN, TTO and TTRF.

Name, Age and Address	Position(s) Held with the Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
David J. Schulte, 47 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer since May 2007.	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	Six	None

Zachary A. Hamel, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President since May 2007.	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).	Six	None

Kenneth P. Malvey, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President and Treasurer since May 2007.
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).
			Six	None
Committees Of The Board of Directors
The Company’s Board of Directors currently has four standing committees: the Executive Committee, the Audit and Valuation Committee, the Nominating and Governance Committee and the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello, Graham and Heath, are the only members of the Company’s Audit and Valuation Committee, Nominating and Governance Committee and Compliance Committee. The Company’s Executive Committee currently consists of Mr. Birzer and Mr. Matlack.
•      Executive Committee. The Company’s Executive Committee has authority to exercise the powers of the Board (i) where assembling the full Board in a timely manner is impracticable, (ii) to address emergency matters, or (iii) to address matters of an administrative or ministerial nature. Messrs. Birzer and Matlack are “interested persons” of each Company as defined by Section 2(a)(19) of the 1940 Act.
•      Audit and Valuation Committee. The Company’s Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is attached hereto as Exhibit A and is available in print to any shareholder who requests it from the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Audit and Valuation Committee approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; reviews the valuation report provided by the Adviser’s investment committee and makes recommendations to the Board regarding valuation determinations; and responds to other matters as outlined in the Audit and Valuation Committee Charter. Each Audit and Valuation Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•      Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act The Company’s Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available in print to any shareholder who requests it from the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Nominating and Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating and Governance Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2009 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Company’s Bylaws require all directors and nominees for directors (1) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company. The Nominating and Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications.
•      Compliance Committee. The Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Company’s Compliance Committee operates under a written charter adopted and approved by the Board. The Compliance Committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Company does not currently have a standing compensation committee. The Company does not have any employees and the New York Stock Exchange, where the Company anticipates listing its common shares following an initial public offering, does not require boards of directors of registered closed-end funds to have a standing compensation committee.
The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2007 for the Company:
Board of Directors	2
Executive Committee	1
Audit and Valuation Committee	1
Nominating and Governance Committee	1
Compliance Committee	0
During the 2007 fiscal year, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not have a policy with respect to Board member attendance at annual meetings.
Director and Officer Compensation
The Company does not compensate its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex for fiscal 2007 to each of the current independent directors for their services as a director. The Company does not have any retirement or pension plans, and no director received any compensation from us other than in cash.
Name of Person, Position	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
Independent Persons
Conrad S. Ciccotello	$4,000	$0	$0	$145,000
John R. Graham	$4,000	$0	$0	$124,000
Charles E. Heath	$4,000	$0	$0	$132,000
__________
(1)   No amounts have been deferred for any of the persons listed in the table.
(2)   Fund Complex includes the Company, TYG, TYY, TYN, TTO and TTRF.
For the current fiscal year, each independent director receives from us an annual retainer of $3,000 and a fee of $2,000 for each meeting of the Board or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $2,000. Each other committee chairman receives an additional annual retainer of $1,000. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and Board committees.

Required Vote
Mr. Ciccotello will be elected by the vote of a plurality of all common shares of the Company present at the meeting, in person or by proxy. A vote by plurality means the nominee with the highest number of affirmative votes, regardless of the votes withheld for that candidate, will be elected. Therefore, abstentions, if any, will not be counted towards the achievement of a plurality. Because the Company is soliciting proxies directly from the beneficial owners of our common stock, broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will not play a factor in determining the achievement of a plurality. Each common share is entitled to one vote in the election of Mr. Ciccotello.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends that the common stockholders of the Company vote “for” Mr. Ciccotello as director.

PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the independent registered certified public accountants (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2008. E&Y’s selection was approved by the Company’s Audit and Valuation Committee at a meeting held on January 14, 2008. Their selection also was ratified and approved by the vote, cast in person, of a majority of the directors of the Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on January 14, 2008.
E&Y has audited the financial statements of the Company since the Company’s commencement of business and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit and Valuation Committee meets twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote
E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Because the Company is soliciting proxies directly from the beneficial owners of our common stock, broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will not play a factor in determining whether the affirmative vote of a majority of the votes cast approved this proposal.
AUDIT AND VALUATION COMMITTEE REPORT
The Audit and Valuation Committee of the Company reviews the Company’s annual financial statements with both management and the independent auditors.
The Audit and Valuation Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Company’s Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2007 with management. Management of the Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit and Valuation Committee of the Company has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The independent auditors provided to the Company’s Audit and Valuation Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Company’s Audit and Valuation Committee discussed with representatives of the independent auditors their firm’s independence with respect to the Company.

Based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.
The Audit and Valuation Committee of the Company

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 14, 2008, the Company’s Audit and Valuation Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2008. E&Y is registered with the Public Company Accounting Oversight Board.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The Company was organized as a Maryland corporation on May 22, 2007 and did not pay E&Y any fees prior to that date. The following table sets forth the approximate amounts of the aggregate fees billed to the Company by E&Y for the partial fiscal year ended November 30, 2007:
2007
Audit Fees(1)	$91,000
Audit-Related Fees(2)	$—
Tax Fees(3)	$25,000
All Other Fees	—
Aggregate Non-Audit Fees	$25,000
__________
(1)   For professional services rendered auditing the Company’s financial statements and reviewing the Company’s statutory and regulatory filings with the SEC.
(2)   For professional services rendered researching the application of accounting standards.
(3)   For professional services for tax compliance, tax advice and tax planning.
The Audit and Valuation Committee of the Company adopted pre-approval polices and procedures on May 23, 2007. Under these policies and procedures, the Audit and Valuation Committee of the Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

In 2007, the Adviser incurred approximately $10,000 in fees payable to E&Y in connection with determining the Adviser’s compliance with GIPS® standards in 2006, and in addition, in 2006 the Adviser paid E&Y fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004. Additionally, the Adviser paid E&Y in 2007 for general tax consulting services in the amount of $12,000 for services delivered in 2006. These non-audit services were not required to be preapproved by the Company’s Audit and Valuation Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company has paid to E&Y or been billed for fees by E&Y for non-audit services rendered to the Adviser or such entity during the fiscal years ended November 30, 2006 and November 30, 2007.
The Audit and Valuation Committee of the Company has considered whether E&Y’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.
OTHER MATTERS
The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
At December 31, 2007, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common stock of the Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.
Directors and Officers	Number of Common Shares	% of Outstanding Shares
Independent Directors
Conrad S. Ciccotello	1,069.52	*
John R. Graham	2,000.00	*
Charles E. Heath	1,000.00	*

Interested Directors and Officers
H. Kevin Birzer	3,565.06	*
Terry C. Matlack	3,565.06	*
David J. Schulte	3,565.06	*
Zachary A. Hamel	1,782.53	*
Kenneth P. Malvey	1,782.53	*

Directors and Officers as a Group	18,329.76	*
__________
* Indicates less than 1%.

The table below indicates the persons known to the Company to own 5% or more of its shares of common stock as of December 31, 2007.
Name and Address	Number of Common Shares	Percent of Class
Kenmont Investments Management, L.P	335,000(1)	6.0%.
711 Louisiana, Suite 1750, Houston, TX 77002

S.A.C. Domestic Investments, L.P	333,333(2)	6.0%.
c/o S.A.C. Capital Advisors, LLC
72 Cummings Point Road, Stamford, CT 06902
__________
(1)   Kenmont Investments Management, L.P. (“Kenmont”) serves as investment manager to Kenmont Special Opportunities Master Fund, L.P. which owns the Company’s securities. Kenmont has investment discretion and dispositive power over the shares of the Company held by Kenmont Special Opportunities Master Fund, L.P.
(2)   Pursuant to investment management agreements, each of S.A.C. Capital Advisors, LLC, a Delaware limited liability company (“SAC Capital Advisors”) and S.A.C. Capital Management, LLC, a Delaware limited liability company (“SAC Capital Management”), share all investment and voting power with respect to the securities held by S.A.C. Domestic Investments, L.P. Mr. Steven A. Cohen controls both SAC Capital Advisors and SAC Capital Management and as such may be deemed to beneficially own the securities held by S.A.C. Domestic Investments, L.P. Each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of the securities owned by S.A.C. Domestic Investments, L.P.
At December 31, 2007, each director beneficially owned (as determined pursuant to Rule 16a-1(a) (2) under the Exchange Act) shares of the Company and in all funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.
Director	Aggregate Dollar Range of Holdings in the Company(1)	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex(2)
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000
H. Kevin Birzer	$10,001-$50,000	Over $100,000
Terry C. Matlack	$10,001-$50,000	Over $100,000
Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
John R. Graham	$10,001-$50,000	Over $100,000
Charles E. Heath	$10,001-$50,000	Over $100,000
__________
(1)   Based on the most recent private placement price of the common shares of the Company.
(2)   Includes the Company, TYG, TYY, TYN, TTO and TTRF. Amounts based on the closing price of common shares of TYG, TYY, TYN and TTO on the New York Stock Exchange on December 31, 2007 and the most recent private placement price of the common shares of the Company and TTRF.

INVESTMENT ADVISORY AGREEMENT
Tortoise Capital Advisors, LLC is the Company’s investment adviser. The Adviser’s address is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. FCM Tortoise, L.L.C. and KCEP control the Adviser through their equity ownership and management rights in the Adviser. Fountain Capital’s ownership in the Advisor was transferred to an affiliate (FCM Tortoise L.L.C.), a recently formed entity with the same principals as Fountain Capital effective as of August 2, 2007. The transfer did not result in a change in control of the Advisor. FCM Tortoise, L.L.C. has no operations and serves as a holding company. FCM Tortoise, L.L.C. and KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of December 31, 2007, the Adviser had approximately $2.9 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this proxy statement.
Pursuant to the terms of an Advisory Agreement between the Company and the Adviser, dated June 13, 2007 (the “Advisory Agreement”), the Company pays to the Adviser quarterly in arrears, as compensation for the services rendered by the Adviser, a fee consisting of two components: a “non-exchange tradable fee” of 2% and an “other investments fee” of 1%. Depending on the types of investments made by the Company, the Adviser will earn an annual management fee ranging from 1% to 2% of our Managed Assets. However, the total management fee actually paid is limited to 1% annually for the first eight calendar quarters from the Company’s commencement of operations (July 19, 2007) and 1.5% annually thereafter. Any management fee earned but not paid in a particular quarter is deferred for payment in later quarters. In fiscal 2007, the Company incurred $332,512 in fees due to the Adviser under the Advisory Agreement.
Managed Assets means total assets (including any assets attributable to any leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) Deferred Management Fees (as defined below), (iii) debt entered into for the purpose of leverage, and (iv) the aggregate liquidation preference of any outstanding preferred shares. Deferred Management Fees means any amount determined as payable to our Adviser during any calendar quarter, but not actually paid, and which will be an accrued liability that is payable to our Adviser as a part of the next payment of the management fee for which the limitations described above would permit all or a portion of the deferred payment.
The Adviser is controlled directly or indirectly by David J. Schulte, CEO and President of the Company; Terry Matlack, a director and the Chief Financial Officer and Assistant Treasurer of the Company; H. Kevin Birzer, director and Chairman of the Board of the Company, Zachary A. Hamel, Senior Vice President of the Company, and Kenneth P. Malvey, Senior Vice President and Treasurer of the Company, among others.
ANNUAL MEETING MATTERS
Outstanding Stock. At the record date, the Company had 5,550,571 common shares issued and outstanding.
How Proxies Will Be Voted. All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000. The Company will not pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.
Revoking a Proxy. You may revoke your proxy at any time by: (1) sending prior to the meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210; (2) properly executing and sending prior to the meeting a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.
Quorum. The presence, in person or by proxy, of stockholders entitled to cast a majority of the total number of votes entitled to be cast at the meeting constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, will be treated as shares that are present at the meeting but have not been voted. Because the Company is soliciting proxies directly from the beneficial owners of our common stock, broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will not play a factor in determining a quorum.
If a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.
Availability of Annual Report. The Company will furnish without charge upon written request a copy of its annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary, Tortoise Gas and Oil Corporation, 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, (866)-362-9331.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Company, the Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of management of the Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.
ADMINISTRATOR
The Company has entered into an Administration Agreement with the Advisor, pursuant to which the Advisor performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing equipment, clerical, bookkeeping and record keeping services. The address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Secretary will forward any communications received directly to the Board of Directors.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2009 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, not later than 5:00 p.m., Central Time on November 28, 2008. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations. If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, no earlier than October 29, 2008 nor later than 5:00 p.m. Central Time on November 28, 2008. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.
By Order of the Board of Directors

Connie J. Savage
Secretary
March 28, 2008
TORTOISE GAS AND OIL CORPORATION

PLEASE FOLD HERE AND RETURN IN THE ENCLOSED ENVELOPE.
Proxy — Tortoise Gas and Oil Corporation
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – APRIL 28, 2008
The undersigned holder of shares of Tortoise Gas and Oil Corporation appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Gas and Oil Corporation to be held on April 28, 2008 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD HERE AND RETURN IN THE ENCLOSED ENVELOPE.
A.	Election of Director — The Board of Directors recommends a vote "FOR" the Nominee below.
1.	Nominee:	FOR	WITHHOLD
	01 – Conrad S. Ciccotello	☐	☐
B.	Issues – The Board of Directors recommends a vote "FOR" the Ratification below.
2.	Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2008.
FOR ☐	AGAINST ☐	ABSTAIN ☐
C.	Non-Voting Items
Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
D.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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